Exhibit 99.1

Essent Group Ltd. Reports Third Quarter 2017 Results
HAMILTON, BERMUDA - November 9, 2017 - Essent Group Ltd. (NYSE: ESNT) today reported net income for the quarter ended September 30, 2017 of $78.4 million or $0.82 per diluted share, compared to $59.7 million or $0.65 per diluted share for the quarter ended September 30, 2016. As of September 30, 2017, Essent had insurance in force of $103.9 billion and consolidated stockholders’ equity of $1.8 billion.
"During the third quarter we continued building a high credit quality and profitable mortgage insurance portfolio,” said Mark Casale, Chairman and Chief Executive Officer. “Additionally, I am pleased that we have now surpassed $100 billion of insurance in force which is a significant milestone for the Essent franchise and reflects our strong customer relationships as well as our best in class service.”
Financial Highlights:

•	Insurance in force as of September 30, 2017 was $103.9 billion, compared to $77.6 billion as of September 30, 2016.

•	New insurance written for the third quarter was $13.2 billion, compared to $10.3 billion in the third quarter of 2016.

•	Net premiums earned for the third quarter were $137.9 million, compared to $110.8 million in the third quarter of 2016.

•	The expense ratio for the third quarter was 26.8%, compared to 29.6% in the third quarter of 2016.

•	The provision for losses and LAE for the third quarter was $4.3 million, compared to $5.0 million in the third quarter of 2016.

•	The percentage of loans in default as of September 30, 2017 was 0.46%, compared to 0.41% as of September 30, 2016.

•	The combined ratio for the third quarter was 30.0%, compared to 34.1% in the third quarter of 2016.

•	The consolidated balance of cash and investments at September 30, 2017 was $2.2 billion, including cash and investment balances at Essent Group Ltd. of $128.0 million.

•
The combined risk-to-capital ratio of the U.S. mortgage insurance business, which includes statutory capital for both Essent Guaranty, Inc. and Essent Guaranty of PA, Inc., was 14.7:1 as of September 30, 2017.

•	Essent Reinsurance Ltd. reinsured a total of $35.1 million of risk in GSE risk share transactions in the third quarter of 2017.

Conference Call
Essent management will hold a conference call at 10:00 AM Eastern time today to discuss its results. The conference call will be broadcast live over the Internet at http://ir.essentgroup.com/investors/webcasts-and-presentations/event-calendar/default.aspx. The call may also be accessed by dialing 844-579-6824 inside the U.S., or 763-488-9145 for international callers, using passcode 99416499 or by referencing Essent.
A replay of the webcast will be available on the Essent website approximately two hours after the live broadcast ends for a period of one year. A replay of the conference call will be available approximately two hours after the call ends for a period of two weeks, using the following dial-in numbers and passcode: 855-859-2056 inside the U.S., or 404-537-3406 for international callers, passcode 99416499.
In addition to the information provided in the company's earnings news release, other statistical and financial information, which may be referred to during the conference call, will be available on Essent's website at http://ir.essentgroup.com/investors/financial-information/quarterly-financial-supplements/default.aspx.
Forward-Looking Statements
This press release may include “forward-looking statements” which are subject to known and unknown risks and uncertainties, many of which may be beyond our control. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," “should,” “expect,” "plan," "anticipate," "believe," “estimate,” “predict,” or "potential" or the negative thereof or variations thereon or similar terminology. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, the following: changes in or to Fannie Mae and Freddie Mac (the “GSEs”), whether through Federal legislation, restructurings or a shift in business practices; failure to continue to meet the mortgage insurer eligibility requirements of the GSEs; competition for customers; lenders or investors seeking alternatives to private mortgage insurance; an increase in the number of loans insured through Federal government mortgage insurance programs, including those offered by the Federal Housing Administration; decline in new insurance written and franchise value due to loss of a significant customer; decline in the volume of low down payment mortgage originations; the definition of "Qualified Mortgage" reducing the size of the mortgage origination market or creating incentives to use government mortgage insurance programs; the definition of "Qualified Residential Mortgage" reducing the number of low down payment loans or lenders and investors seeking alternatives to private mortgage insurance; the implementation of the Basel III Capital Accord discouraging the use of private mortgage insurance; a decrease in the length of time that insurance policies are in force; uncertainty of loss reserve estimates; deteriorating economic conditions; our non-U.S. operations becoming subject to U.S. Federal income taxation; becoming considered a passive foreign investment company for U.S. Federal income tax purposes; and other risks and factors described in Part I, Item 1A “Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2016 filed with the Securities and Exchange Commission on February 16, 2017. Any forward-looking information presented herein is made only as of the date of this press release, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise.

Non-GAAP Financial Measures
In presenting Essent Group Ltd.’s results, management has included financial measures, including adjusted book value per share, that are not calculated under standards or rules that comprise accounting principles generally accepted in the United States (“GAAP”). Such measures are referred to as “non-GAAP measures.” These non-GAAP measures may be defined or calculated differently by other companies. Management believes these measures allow for a more complete understanding of the underlying business. These measures are used to monitor our results and should not be viewed as a substitute for those determined in accordance with GAAP. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial supplement in accordance with Regulation G.
About the Company
Essent Group Ltd. (NYSE: ESNT) is a Bermuda-based holding company (collectively with its subsidiaries, “Essent”) which, through its wholly-owned subsidiary Essent Guaranty, Inc., offers private mortgage insurance for single-family mortgage loans in the United States. Essent provides private capital to mitigate mortgage credit risk, allowing lenders to make additional mortgage financing available to prospective homeowners. Headquartered in Radnor, Pennsylvania, Essent Guaranty, Inc. is licensed to write mortgage insurance in all 50 states and the District of Columbia, and is approved by Fannie Mae and Freddie Mac. Essent also offers mortgage-related insurance, reinsurance and advisory services through its Bermuda-based subsidiary, Essent Reinsurance Ltd. Additional information regarding Essent may be found at www.essentgroup.com and www.essent.us.

Source: Essent Group Ltd.

Essent Group Ltd. and Subsidiaries
Financial Results and Supplemental Information (Unaudited)
Quarter Ended September 30, 2017

Exhibit A	Condensed Consolidated Statements of Comprehensive Income (Unaudited)
Exhibit B	Condensed Consolidated Balance Sheets (Unaudited)
Exhibit C	Historical Quarterly Data
Exhibit D	New Insurance Written
Exhibit E	Insurance in Force and Risk in Force
Exhibit F	Other Risk in Force
Exhibit G	Portfolio Vintage Data
Exhibit H	Portfolio Geographic Data
Exhibit I	Defaults, Reserve for Losses and LAE, and Claims
Exhibit J	Investment Portfolio
Exhibit K	Insurance Company Capital
Exhibit L	Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

				Exhibit A

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Statements of Comprehensive Income (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share amounts)	2017	2016	2017	2016
Revenues:
Net premiums written	$155,055	$115,887	$408,415	$324,866
Increase in unearned premiums	(17,115)	(5,086)	(26,261)	(18,951)
Net premiums earned	137,940	110,801	382,154	305,915
Net investment income	10,626	6,781	28,461	19,665
Realized investment gains, net	564	435	1,763	1,489
Other income	1,073	3,237	3,023	4,816
Total revenues	150,203	121,254	415,401	331,885

Losses and expenses:
Provision for losses and LAE	4,313	4,965	9,776	11,660
Other underwriting and operating expenses	37,035	32,792	109,053	95,589
Interest expense	1,456	56	3,361	56
Total losses and expenses	42,804	37,813	122,190	107,305

Income before income taxes	107,399	83,441	293,211	224,580
Income tax expense	29,006	23,730	76,102	64,660
Net income	$78,393	$59,711	$217,109	$159,920

Earnings per share:
Basic	$0.83	$0.66	$2.35	$1.76
Diluted	0.82	0.65	2.31	1.74

Weighted average shares outstanding:
Basic	94,185	90,961	92,285	90,886
Diluted	96,094	92,399	94,104	92,133

Net income	$78,393	$59,711	$217,109	$159,920

Other comprehensive income (loss):
Change in unrealized appreciation (depreciation) of investments	1,978	(2,008)	15,298	22,053
Total other comprehensive income (loss)	1,978	(2,008)	15,298	22,053
Comprehensive income	$80,371	$57,703	$232,407	$181,973

Loss ratio	3.1%	4.5%	2.6%	3.8%
Expense ratio	26.8	29.6	28.5	31.2
Combined ratio	30.0%	34.1%	31.1%	35.1%

		Exhibit B

Essent Group Ltd. and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)

	September 30,	December 31,
(In thousands, except per share amounts)	2017	2016
Assets
Investments available for sale, at fair value
Fixed maturities	$1,826,801	$1,482,754
Short-term investments	296,513	132,348
Total investments	2,123,314	1,615,102
Cash	57,741	27,531
Accrued investment income	11,839	9,488
Accounts receivable	29,284	21,632
Deferred policy acquisition costs	14,831	13,400
Property and equipment	7,825	8,119
Prepaid federal income tax	233,457	181,272
Other assets	7,300	6,454

Total assets	$2,485,591	$1,882,998

Liabilities and Stockholders' Equity
Liabilities
Reserve for losses and LAE	$31,579	$28,142
Unearned premium reserve	245,877	219,616
Net deferred tax liability	198,042	142,587
Credit facility borrowings, net of deferred costs	173,489	100,000
Securities purchased payable	25,998	14,999
Other accrued liabilities	30,036	33,881
Total liabilities	705,021	539,225

Commitments and contingencies

Stockholders' Equity
Common shares	1,476	1,397
Additional paid-in capital	1,122,679	918,296
Accumulated other comprehensive income (loss)	3,043	(12,255)
Retained earnings	653,372	436,335
Total stockholders' equity	1,780,570	1,343,773

Total liabilities and stockholders' equity	$2,485,591	$1,882,998

Return on average equity (1)	18.5%	18.1%

(1) The 2017 return on average equity is calculated by dividing annualized year-to-date 2017 net income by average equity.  The 2016 return on average equity is calculated by dividing full year 2016 net income by average equity.

						Exhibit C
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2017			2016
Selected Income Statement Data	September 30	June 30	March 31	December 31	September 30	June 30	March 31
(In thousands, except per share amounts)
Revenues:
Net premiums written	$155,055	$134,063	$119,297	$116,412	$115,887	$108,513	$100,466

Net premiums earned	137,940	126,563	117,651	116,792	110,801	100,711	94,403
Other revenues (1)	12,263	11,043	9,941	9,581	10,453	7,454	8,063
Total revenues	150,203	137,606	127,592	126,373	121,254	108,165	102,466

Losses and expenses:
Provision for losses and LAE	4,313	1,770	3,693	3,865	4,965	2,964	3,731
Other underwriting and operating expenses	37,035	35,686	36,332	34,836	32,792	31,409	31,388
Interest expense	1,456	1,189	716	370	56	—	—
Total losses and expenses	42,804	38,645	40,741	39,071	37,813	34,373	35,119

Income before income taxes	107,399	98,961	86,851	87,302	83,441	73,792	67,347
Income tax expense (2)	29,006	26,843	20,253	24,616	23,730	21,534	19,396
Net income	$78,393	$72,118	$66,598	$62,686	$59,711	$52,258	$47,951

Earnings per share:
Basic	$0.83	$0.79	$0.73	$0.69	$0.66	$0.57	$0.53
Diluted	0.82	0.77	0.72	0.68	0.65	0.57	0.52

Weighted average shares outstanding:
Basic	94,185	91,381	91,258	90,991	90,961	90,912	90,785
Diluted	96,094	93,162	93,023	92,577	92,399	92,138	91,859

Other Data:
Loss ratio (3)	3.1%	1.4%	3.1%	3.3%	4.5%	2.9%	4.0%
Expense ratio (4)	26.8	28.2	30.9	29.8	29.6	31.2	33.2
Combined ratio	30.0%	29.6%	34.0%	33.1%	34.1%	34.1%	37.2%

Return on average equity (annualized)	19.1%	19.8%	19.3%	18.9%	18.7%	17.2%	16.7%

(1) In 2016, other revenues included the change in the fair value of insurance and certain reinsurance policies issued by Essent Reinsurance Ltd. ("Essent Re") in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") program that were accounted for as derivatives under GAAP. In the three months ended September 30, 2016, these contracts were amended and are now accounted for as insurance contracts. The change in fair values of these policies was $2,012, ($755) and $677 in the three months ended September 30, 2016, June 30, 2016 and March 31, 2016, respectively.

(2) Income tax expense for the quarter ended March 31, 2017 was reduced by $3,023 of excess tax benefits associated with the vesting of common shares and common share units during the quarter. Prior to January 1, 2017, excess tax benefits were recognized in additional paid-in-capital.

(3) Loss ratio is calculated by dividing the provision for losses and LAE by net premiums earned.
(4) Expense ratio is calculated by dividing other underwriting and operating expenses by net premiums earned.

						Exhibit C, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Historical Quarterly Data

	2017			2016
Other Data, continued:	September 30	June 30	March 31	December 31	September 30	June 30	March 31
($ in thousands)

U.S. Mortgage Insurance Portfolio
Flow:
New insurance written	$13,221,038	$11,368,276	$8,034,153	$10,475,258	$10,299,161	$8,715,171	$5,366,675
New risk written	3,228,603	2,786,501	1,929,832	2,498,831	2,536,734	2,167,333	1,340,588

Bulk:
New insurance written	$—	$—	$—	$—	$—	$—	$93,054
New risk written	—	—	—	—	—	—	8,480

Total:
Average premium rate (5)	0.53%	0.53%	0.53%	0.56%	0.58%	0.57%	0.56%
New insurance written	$13,221,038	$11,368,276	$8,034,153	$10,475,258	$10,299,161	$8,715,171	$5,459,729
New risk written	$3,228,603	$2,786,501	$1,929,832	$2,498,831	$2,536,734	$2,167,333	$1,349,068
Insurance in force (end of period)	$103,936,307	$95,494,390	$87,993,227	$83,265,522	$77,614,373	$72,267,099	$67,716,741
Risk in force (end of period)	$25,807,358	$23,665,045	$21,801,667	$20,627,317	$19,289,387	$17,937,364	$16,745,819
Policies in force	467,483	430,585	397,650	375,898	350,600	328,441	308,779
Weighted average coverage (6)	24.8%	24.8%	24.8%	24.8%	24.9%	24.8%	24.7%
Annual persistency	82.1%	80.1%	78.2%	77.7%	79.4%	81.0%	81.0%

Loans in default (count)	2,153	1,776	1,777	1,757	1,453	1,174	1,060
Percentage of loans in default	0.46%	0.41%	0.45%	0.47%	0.41%	0.36%	0.34%

Other Risk in Force
GSE Risk Share (7)	$501,485	$479,762	$436,991	$384,103	$302,211	$305,357	$188,766

Credit Facility
Borrowings outstanding	$175,000	$175,000	$125,000	$100,000	$50,000	$—	N/A
Undrawn committed capacity	$200,000	$200,000	$75,000	$100,000	$150,000	$200,000	N/A
Weighted average interest rate	3.24%

(5) Average premium rate is calculated by dividing net premiums earned for the U.S. mortgage insurance portfolio by average insurance in force for the period.
(6) Weighted average coverage is calculated by dividing end of period risk in force by insurance in force.
(7) Essent Re provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae, including in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") and Fannie Mae's Credit Insurance Risk Transfer ("CIRT") programs.

							Exhibit D

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Flow

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2017		September 30, 2016		September 30, 2017		September 30, 2016
($ in thousands)
>=760	$5,590,793	42.3%	$4,883,884	47.4%	$13,903,707	42.6%	$11,185,023	45.9%
740-759	2,028,500	15.3	1,651,059	16.0	5,057,461	15.5	3,897,484	16.0
720-739	1,882,227	14.2	1,358,205	13.2	4,578,846	14.0	3,294,793	13.5
700-719	1,571,170	11.9	1,112,745	10.8	3,850,420	11.8	2,646,441	10.8
680-699	1,160,771	8.8	746,419	7.3	2,818,724	8.7	1,921,913	7.9
<=679	987,577	7.5	546,849	5.3	2,414,309	7.4	1,435,353	5.9
Total	$13,221,038	100.0%	$10,299,161	100.0%	$32,623,467	100.0%	$24,381,007	100.0%

Weighted average credit score	745		750		745		749

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2017		September 30, 2016		September 30, 2017		September 30, 2016
($ in thousands)
85.00% and below	$1,682,491	12.7%	$1,506,576	14.6%	$4,307,262	13.2%	$3,346,647	13.7%
85.01% to 90.00%	3,893,155	29.4	3,254,538	31.6	9,785,966	30.0	7,906,420	32.4
90.01% to 95.00%	5,811,182	44.0	4,930,162	47.9	14,455,640	44.3	11,991,142	49.2
95.01% and above	1,834,210	13.9	607,885	5.9	4,074,599	12.5	1,136,798	4.7
Total	$13,221,038	100.0%	$10,299,161	100.0%	$32,623,467	100.0%	$24,381,007	100.0%

Weighted average LTV	92%		92%		92%		92%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2017		September 30, 2016		September 30, 2017		September 30, 2016
Single Premium policies		16.8%		16.2%		15.4%		18.8%
Monthly Premium policies		83.2		83.8		84.6		81.2
		100.0%		100.0%		100.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2017		September 30, 2016		September 30, 2017		September 30, 2016
Purchase		87.6%		80.7%		85.4%		81.5%
Refinance		12.4		19.3		14.6		18.5
		100.0%		100.0%		100.0%		100.0%

							Exhibit D, continued

Essent Group Ltd. and Subsidiaries
Supplemental Information
New Insurance Written: Bulk

NIW by Credit Score
	Three Months Ended				Nine Months Ended
	September 30, 2017		September 30, 2016		September 30, 2017		September 30, 2016
($ in thousands)
>=760	$—	0.0%	$—	0.0%	$—	0.0%	$45,625	49.0%
740-759	—	—	—	—	—	—	18,154	19.5
720-739	—	—	—	—	—	—	11,475	12.3
700-719	—	—	—	—	—	—	8,220	8.8
680-699	—	—	—	—	—	—	6,453	7.0
<=679	—	—	—	—	—	—	3,127	3.4
Total	$—	0.0%	$—	0.0%	$—	0.0%	$93,054	100.0%

Weighted average credit score	N/A		N/A		N/A		750

NIW by LTV
	Three Months Ended				Nine Months Ended
	September 30, 2017		September 30, 2016		September 30, 2017		September 30, 2016
($ in thousands)
85.00% and below	$—	0.0%	$—	0.0%	$—	0.0%	$755	0.8%
85.01% to 90.00%	—	—	—	—	—	—	27,757	29.8
90.01% to 95.00%	—	—	—	—	—	—	64,542	69.4
95.01% and above	—	—	—	—	—	—	—	—
Total	$—	0.0%	$—	0.0%	$—	0.0%	$93,054	100.0%

Weighted average LTV	N/A		N/A		N/A		91%

NIW by Product
	Three Months Ended				Nine Months Ended
	September 30, 2017		September 30, 2016		September 30, 2017		September 30, 2016
Single Premium policies		0.0%		0.0%		0.0%		100.0%
Monthly Premium policies		—		—		—		—
		0.0%		0.0%		0.0%		100.0%

NIW by Purchase vs. Refinance
	Three Months Ended				Nine Months Ended
	September 30, 2017		September 30, 2016		September 30, 2017		September 30, 2016
Purchase		0.0%		0.0%		0.0%		100.0%
Refinance		—		—		—		—
		0.0%		0.0%		0.0%		100.0%

						Exhibit E

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance in Force and Risk in Force

Portfolio by Credit Score
Total IIF by FICO score	September 30, 2017		June 30, 2017		September 30, 2016
($ in thousands)
>=760	$46,220,799	44.5%	$42,839,819	44.8%	$35,510,017	45.8%
740-759	16,890,061	16.2	15,628,721	16.4	12,924,061	16.6
720-739	14,767,164	14.2	13,568,471	14.2	11,075,479	14.3
700-719	11,307,184	10.9	10,239,343	10.7	7,985,448	10.3
680-699	8,523,233	8.2	7,715,118	8.1	6,079,109	7.8
<=679	6,227,866	6.0	5,502,918	5.8	4,040,259	5.2
Total	$103,936,307	100.0%	$95,494,390	100.0%	$77,614,373	100.0%

Weighted average credit score	747		748		749

Total RIF by FICO score	September 30, 2017		June 30, 2017		September 30, 2016
($ in thousands)
>=760	$11,434,540	44.3%	$10,565,479	44.6%	$8,763,990	45.4%
740-759	4,218,828	16.3	3,900,374	16.5	3,236,792	16.8
720-739	3,707,571	14.4	3,400,897	14.4	2,784,413	14.4
700-719	2,805,886	10.9	2,531,834	10.7	1,977,518	10.3
680-699	2,129,638	8.2	1,928,884	8.1	1,529,092	7.9
<=679	1,510,895	5.9	1,337,577	5.7	997,582	5.2
Total	$25,807,358	100.0%	$23,665,045	100.0%	$19,289,387	100.0%

Portfolio by LTV
Total IIF by LTV	September 30, 2017		June 30, 2017		September 30, 2016
($ in thousands)
85.00% and below	$12,103,499	11.6%	$11,175,433	11.7%	$8,697,580	11.2%
85.01% to 90.00%	33,129,815	31.9	30,771,122	32.2	25,916,495	33.4
90.01% to 95.00%	51,684,041	49.7	48,225,083	50.5	40,553,061	52.2
95.01% and above	7,018,952	6.8	5,322,752	5.6	2,447,237	3.2
Total	$103,936,307	100.0%	$95,494,390	100.0%	$77,614,373	100.0%

Weighted average LTV	92%		92%		92%

Total RIF by LTV	September 30, 2017		June 30, 2017		September 30, 2016
($ in thousands)
85.00% and below	$1,366,982	5.3%	$1,261,421	5.3%	$986,759	5.1%
85.01% to 90.00%	7,858,283	30.4	7,301,776	30.9	6,173,686	32.0
90.01% to 95.00%	14,810,490	57.4	13,776,313	58.2	11,574,082	60.0
95.01% and above	1,771,603	6.9	1,325,535	5.6	554,860	2.9
Total	$25,807,358	100.0%	$23,665,045	100.0%	$19,289,387	100.0%

Portfolio by Loan Amortization Period
Total IIF by Loan Amortization Period	September 30, 2017		June 30, 2017		September 30, 2016
($ in thousands)
FRM 30 years and higher	$94,299,877	90.7%	$86,471,721	90.5%	$70,363,929	90.7%
FRM 20-25 years	2,695,714	2.6	2,458,906	2.6	1,808,715	2.3
FRM 15 years	3,779,626	3.7	3,521,645	3.7	2,757,521	3.5
ARM 5 years and higher	3,161,090	3.0	3,042,118	3.2	2,684,208	3.5
Total	$103,936,307	100.0%	$95,494,390	100.0%	$77,614,373	100.0%

			Exhibit F

Essent Group Ltd. and Subsidiaries
Supplemental Information
Other Risk in Force

($ in thousands)	September 30, 2017	June 30, 2017	September 30, 2016

GSE Risk Share (1)	$501,485	$479,762	$302,211

Weighted average credit score	749	749	751
Weighted average LTV	84%	83%	80%

(1) Essent Reinsurance Ltd. ("Essent Re") provides insurance or reinsurance relating to the risk in force on loans in reference pools acquired by Freddie Mac and Fannie Mae, including in connection with Freddie Mac's Agency Credit Insurance Structure ("ACIS") and Fannie Mae's Credit Insurance Risk Transfer ("CIRT") programs.

												Exhibit G

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Vintage Data
September 30, 2017

					Insurance in Force
Origination Year	Original Insurance Written ($ in thousands)	Remaining Insurance in Force ($ in thousands)	% Remaining of Original Insurance	Number of Policies in Force	% Purchase	>90% LTV	>95% LTV	FICO < 700	FICO >= 760	% FRM	Incurred Loss Ratio (Inception to Date) (1)	Number of Loans in Default

2010	$245,898	$17,949	7.3%	122	79.1%	51.1%	0.0%	2.1%	63.8%	100.0%	2.6%	—
2011	3,229,720	434,676	13.5	2,445	77.0	46.8	0.2	5.3	53.9	96.2	3.7	38
2012	11,241,161	3,001,863	26.7	15,333	76.4	55.5	0.5	5.5	56.0	98.2	2.3	115
2013	21,152,638	7,394,766	35.0	37,261	79.2	57.5	1.9	7.8	51.5	97.7	2.4	312
2014	24,799,434	11,747,210	47.4	59,673	87.7	61.6	4.0	15.3	42.1	94.9	3.4	636
2015	26,193,656	18,328,775	70.0	83,827	83.0	56.2	2.5	14.7	43.9	96.8	3.4	546
2016	34,949,319	31,268,320	89.5	132,750	79.8	54.2	6.1	14.0	45.0	98.1	3.2	408
2017 (through September 30)	32,623,467	31,742,748	97.3	136,072	85.4	57.0	12.7	16.1	42.3	96.4	1.7	98
Total	$154,435,293	$103,936,307	67.3	467,483	82.8	56.5	6.8	14.2	44.5	97.0	3.0	2,153

(1) Incurred loss ratio is calculated by dividing the sum of case reserves and cumulative amount paid for claims by cumulative net premiums earned.

			Exhibit H

Essent Group Ltd. and Subsidiaries
Supplemental Information
Portfolio Geographic Data

IIF by State
	September 30, 2017	June 30, 2017	September 30, 2016
CA	10.2%	9.4%	9.4%
TX	8.8	8.2	8.3
FL	7.6	6.9	6.5
WA	5.2	4.8	4.8
IL	4.3	4.0	4.1
NJ	4.0	3.6	3.4
NC	3.9	3.6	3.7
GA	3.7	3.4	3.4
OH	3.5	3.1	3.0
MN	3.4	3.2	3.2
All Others	45.4	49.8	50.2
Total	100.0%	100.0%	100.0%

RIF by State
	September 30, 2017	June 30, 2017	September 30, 2016
CA	9.1%	9.0%	9.0%
TX	8.3	8.4	8.5
FL	7.1	7.1	6.8
WA	4.9	4.9	4.8
IL	3.9	3.9	4.1
NC	3.6	3.7	3.8
NJ	3.6	3.5	3.4
GA	3.5	3.5	3.5
OH	3.2	3.2	3.1
MN	3.2	3.3	3.3
All Others	49.6	49.5	49.7
Total	100.0%	100.0%	100.0%

				Exhibit I

Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

Rollforward of Insured Loans in Default
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2017	2016	2017	2016
Beginning default inventory	1,776	1,174	1,757	1,028
Plus: new defaults	1,592	1,015	3,897	2,538
Less: cures	(1,145)	(682)	(3,322)	(1,996)
Less: claims paid	(68)	(54)	(176)	(115)
Less: rescissions and denials, net	(2)	—	(3)	(2)
Ending default inventory	2,153	1,453	2,153	1,453

Rollforward of Reserve for Losses and LAE
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
($ in thousands)	2017	2016	2017	2016
Reserve for losses and LAE at beginning of period	$29,798	$22,474	$28,142	$17,760
Add provision for losses and LAE occurring in:
Current year	7,150	6,819	19,266	16,387
Prior years	(2,837)	(1,854)	(9,490)	(4,727)
Incurred losses during the period	4,313	4,965	9,776	11,660
Deduct payments for losses and LAE occurring in:
Current year	146	355	243	467
Prior years	2,386	1,353	6,096	3,222
Loss and LAE payments during the period	2,532	1,708	6,339	3,689
Reserve for losses and LAE at end of period	$31,579	$25,731	$31,579	$25,731

Claims
	Three Months Ended		Nine Months Ended
	September 30,	September 30,	September 30,	September 30,
	2017	2016	2017	2016
Number of claims paid	68	54	176	115
Total amount paid for claims (in thousands)	$2,468	$1,668	$6,155	$3,590
Average amount paid per claim (in thousands)	$36	$31	$35	$31
Severity	76%	68%	81%	75%

					Exhibit I, continued
Essent Group Ltd. and Subsidiaries
Supplemental Information
Defaults, Reserve for Losses and LAE, and Claims

	September 30, 2017
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	1,228	57%	$7,935	27%	$68,317	12%
Four to eleven payments	690	32	12,948	45	38,003	34
Twelve or more payments	195	9	6,105	21	10,087	61
Pending claims	40	2	2,036	7	2,376	86
Total case reserves	2,153	100%	29,024	100%	$118,783	24
IBNR			2,177
LAE			378
Total reserves for losses and LAE			$31,579

Average reserve per default:
Case			$13.5
Total			$14.7

Default Rate	0.46%

	December 31, 2016
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	914	52%	$6,615	26%	$50,737	13%
Four to eleven payments	620	35	11,505	45	32,833	35
Twelve or more payments	179	10	5,678	22	9,575	59
Pending claims	44	3	1,960	7	2,272	86
Total case reserves	1,757	100%	25,758	100%	$95,417	27
IBNR			1,932
LAE			452
Total reserves for losses and LAE			$28,142

Average reserve per default:
Case			$14.7
Total			$16.0

Default Rate	0.47%

	September 30, 2016
	Number of Policies in Default	Percentage of Policies in Default	Amount of Reserves	Percentage of Reserves	Defaulted RIF	Reserves as a Percentage of Defaulted RIF
($ in thousands)
Missed Payments:
Three payments or less	779	54%	$6,245	26%	$43,000	15%
Four to eleven payments	484	33	10,207	43	25,814	40
Twelve or more payments	158	11	5,351	23	8,387	64
Pending claims	32	2	1,769	8	1,878	94
Total case reserves	1,453	100%	23,572	100%	$79,079	30
IBNR			1,768
LAE			391
Total reserves for losses and LAE			$25,731

Average reserve per default:
Case			$16.2
Total			$17.7

Default Rate	0.41%

				Exhibit J

Essent Group Ltd. and Subsidiaries
Supplemental Information
Investment Portfolio

Investment Portfolio by Asset Class
Asset Class	September 30, 2017		December 31, 2016
($ in thousands)	Fair Value	Percent	Fair Value	Percent
U.S. Treasury securities	$259,579	12.2%	$191,548	11.9%
U.S. agency securities	33,422	1.6	18,441	1.1
U.S. agency mortgage-backed securities	428,587	20.2	316,494	19.6
Municipal debt securities	389,503	18.4	334,324	20.7
Corporate debt securities	584,499	27.5	456,357	28.3
Residential and commercial mortgage securities	68,641	3.2	68,336	4.2
Asset-backed securities	149,115	7.0	127,172	7.9
Money market funds	209,968	9.9	102,430	6.3
Total Investments	$2,123,314	100.0%	$1,615,102	100.0%

Investment Portfolio by Credit Rating
Rating (1)	September 30, 2017		December 31, 2016
($ in thousands)	Fair Value	Percent	Fair Value	Percent
Aaa	$1,064,971	50.2%	$780,513	48.3%
Aa1	115,271	5.4	88,977	5.5
Aa2	102,196	4.8	101,772	6.3
Aa3	107,411	5.1	89,421	5.5
A1	215,371	10.1	143,938	8.9
A2	142,937	6.7	126,113	7.8
A3	109,945	5.2	95,926	6.0
Baa1	120,770	5.7	85,864	5.3
Baa2	90,965	4.3	71,950	4.5
Baa3	35,779	1.7	24,544	1.5
Below Baa3 / Unrated	17,698	0.8	6,084	0.4
Total Investments	$2,123,314	100.0%	$1,615,102	100.0%

(1) Based on ratings issued by Moody's, if available. S&P or Fitch rating utilized if Moody's not available.

Investment Portfolio by Duration and Book Yield
Effective Duration	September 30, 2017		December 31, 2016
($ in thousands)	Fair Value	Percent	Fair Value	Percent
< 1 Year	$574,583	27.1%	$329,901	20.4%
1 to < 2 Years	153,974	7.3	153,184	9.5
2 to < 3 Years	283,213	13.3	156,620	9.7
3 to < 4 Years	230,043	10.8	176,896	11.0
4 to < 5 Years	223,618	10.5	139,115	8.6
5 or more Years	657,883	31.0	659,386	40.8
Total Investments	$2,123,314	100.0%	$1,615,102	100.0%

Pre-tax investment income yield:
Three months ended September 30, 2017	2.26%
Nine months ended September 30, 2017	2.21%

Net cash and investments at holding company, Essent Group Ltd.:
($ in thousands)
As of September 30, 2017	$127,996
As of December 31, 2016	$46,561

		Exhibit K

Essent Group Ltd. and Subsidiaries
Supplemental Information
Insurance Company Capital

	September 30, 2017	December 31, 2016
($ in thousands)
U.S. Mortgage Insurance Subsidiaries:
Combined statutory capital (1)	$1,395,556	$1,144,279

Combined net risk in force (2)	$20,481,572	$16,801,992

Risk-to-capital ratios: (3)
Essent Guaranty, Inc.	15.3:1	15.3:1
Essent Guaranty of PA, Inc.	5.8:1	6.8:1
Combined (4)	14.7:1	14.7:1

Essent Reinsurance Ltd.:
Stockholder's equity (GAAP basis)	$614,783	$401,273

Net risk in force (2)	$5,796,070	$4,181,737

(1) Combined statutory capital equals the sum of statutory capital of Essent Guaranty, Inc. plus Essent Guaranty of PA, Inc., after eliminating the impact of intercompany transactions. Statutory capital is computed based on accounting practices prescribed or permitted by the Pennsylvania Insurance Department and the National Association of Insurance Commissioners Accounting Practices and Procedures Manual.

(2) Net risk in force represents total risk in force, net of reinsurance ceded and net of exposures on policies for which loss reserves have been established.
(3) The risk-to-capital ratio is calculated as the ratio of net risk in force to statutory capital.
(4) The combined risk-to-capital ratio equals the sum of the net risk in force of Essent Guaranty, Inc. and Essent Guaranty of PA, Inc. divided by the combined statutory capital.

Exhibit L
Essent Group Ltd. and Subsidiaries
Supplemental Information
Reconciliation of Non-GAAP Financial Measure - Adjusted Book Value per Share

We believe that long-term growth in Adjusted Book Value per Share is an important measure of our financial performance and is a measure used to determine vesting on certain restricted stock granted to senior management under the Company’s long-term incentive plan. Adjusted Book Value per Share is a financial measure that is not calculated under standards or rules that comprise accounting principles generally accepted in the United States (GAAP) and is referred to as a non-GAAP measure. Adjusted Book Value per Share may be defined or calculated differently by other companies. Adjusted Book Value per Share is one measure used to monitor our results and should not be viewed as a substitute for those measures determined in accordance with GAAP.

Adjusted Book Value per Share is calculated by dividing Adjusted Book Value by Common Shares and Share Units Outstanding. Adjusted Book Value is defined as consolidated stockholders’ equity of the Company, excluding accumulated other comprehensive income (loss) plus the proceeds, if any, from the assumed exercise of all "in-the-money" options, warrants and similar instruments. Common Shares and Share Units Outstanding is defined as total common shares outstanding plus all equity instruments (including restricted share units) issued to management and the Board of Directors and any "in-the-money" options, warrants and similar instruments. Accumulated other comprehensive income (loss) includes unrealized gains and losses that arise from changes in the market value of the Company’s investments that are classified as available for sale. The Company does not view these unrealized gains and losses to be indicative of our fundamental operating performance. As of September 30, 2017, December 31, 2016 and September 30, 2016, the Company does not have any options, warrants and similar instruments outstanding.

The following table sets forth the reconciliation of Adjusted Book Value to the most comparable GAAP amount as of September 30, 2017, December 31, 2016 and September 30, 2016 in accordance with Regulation G:

(In thousands, except per share amounts)	September 30, 2017	December 31, 2016	September 30, 2016

Numerator:
Total Stockholders' Equity (Book Value)	$1,780,570	$1,343,773	$1,310,215

Subtract: Accumulated Other Comprehensive Income (Loss)	3,043	(12,255)	21,954

Adjusted Book Value	$1,777,527	$1,356,028	$1,288,261

Denominator:
Total Common Shares Outstanding	98,423	93,105	93,102

Add: Restricted Share Units Outstanding	553	493	488

Total Common Shares and Share Units Outstanding	98,976	93,598	93,590

Adjusted Book Value per Share	$17.96	$14.49	$13.76